Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Jul. 31, 2018	Dec. 31, 2017
Noncurrent:
Deferred tax assets:	$ 0		$ 0
Total noncurrent deferred tax assets:	0		0
Deferred tax liabilities:
Oil and gas properties	(208)		(391)
Investment in subsidiary	(3,476)
Total noncurrent deferred tax liabilities	(3,684)		(391)
Net noncurrent deferred tax liabilities	$ (3,684)	$ (3,100)	$ (391)